UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2023 (December 30, 2022)

OBLONG, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation or organization)	001-35376 (Commission File Number)	77-0312442 (IRS Employer Identification No.)

25587 Conifer Road, Suite 105-231 Conifer, Colorado 80433 (Address of principal executive offices, zip code)

(303) 640-3838 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OBLG	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

To the extent required by Item 1.01 of Form 8-K, the information contained in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Amendment of Warrants

As previously announced, on June 30, 2021, the Company completed a public offering of warrants to purchase 1,000,000 shares of the Company’s Common Stock, at an exercise price of $4.00 per share (the “Series A Warrants”). On January 3, 2023, the Company agreed with all the holders of Series A Warrants to amend the terms of the Series A Warrants to extend the Termination Date from January 4, 2023 to January 4, 2024 (the “Warrant Amendment”). All other terms of the Series A Warrants will remain in full force and effect.

The foregoing description of the Series A Warrants is only a summary and does not purport to be complete and is qualified in its entirety by reference to the Warrant Amendment, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference, and to the full text of the form of Series A Warrant filed as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on June 28, 2021, and incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its 2022 Annual Meeting of Stockholders (the "Annual Meeting") on December 30, 2022. As of November 17, 2022 (the "Record Date"), the Company had issued and outstanding and entitled to vote at the Annual Meeting 30,816,048 shares of the Company’s Common Stock, par value $0.0001 per share ("Common Stock"), with each share entitled to one vote per share. Out of the shares of Common Stock issued and outstanding as of the Record Date and entitled to vote at the Annual Meeting, 22,401,376 (or approximately 72.69%) of such shares were present in person or represented by proxy at the Annual Meeting.

The proposals listed below were submitted to a vote of the Company’s stockholders at the Annual Meeting. Pursuant to the voting results set forth below, (i) the five nominated directors were each elected to serve a one-year term expiring at the Company’s 2023 Annual Meeting of Stockholders or until his/her successor is duly elected and qualified; (ii) EisnerAmper LLP was ratified as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022; (iii) an amendment to Article FOURTH of the Company's Amended & Restated Certificate of Incorporation to effect a reverse stock split of the Company's issued and outstanding shares of Common Stock by a ratio of 1-for-5, 1-for-10, or 1-for-15; and (iv) executive compensation, as described in the proxy statement, was approved on an advisory and non-binding basis.

1. Election of the following persons to the Board of Directors of the Company to serve until the Company’s next annual meeting of stockholders, or until their respective successors are duly elected and qualified.

Name	Votes For	Votes Withheld	Broker Non-Votes
Jason Adelman	16,075,146	197,896	0
Peter Holst	15,789,207	483,835	0
James Lusk	16,087,690	185,352	0
Matthew Blumberg	16,101,613	171,429	0
Deborah Meredith	16,099,672	173,370	0

2. Ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
22,120,586	252,015	28,775	0

3. Approval of an amendment to Article FOURTH of the Company's Amended & Restated Certificate of Incorporation to effect a reverse stock split of the Company's issued and outstanding shares of common Stock by a ratio of 1-for-5, 1-for-10, or 1-for-15.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
21,546,244	677,116	178,016	0

4. Approve, on an advisory and non-binding basis, executive compensation as described in the proxy statement.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
15,612,509	552,440	108,093	6,128,334

Item 8.01. Other Events.

Reverse Stock Split

On January 3, 2023, the Company issued a press release (the “Press Release”) announcing that it has filed an amendment to its certificate of incorporation that will effect a reverse stock split of the Company's issued and outstanding shares of Common Stock by a ratio of 1-for-15. The reverse stock split will become effective at 5:00 PM Eastern Time on January 3, 2023 and the Company’s shares of Common Stock will begin trading on a split-adjusted basis on the Nasdaq Capital Market at the commencement of trading on January 4, 2023 under the Company’s existing trading symbol “OBLG”. At the Effective Time, every 15 issued and outstanding shares of Common Stock will be converted into one share of Common Stock. The number of authorized shares of Common Stock and the par value of each share of Common Stock will remain unchanged. No fractional shares were issued as a result of the reverse stock split, and any fractional shares that would otherwise have resulted from the reverse stock split were rounded up. The Company’s Common Stock has been assigned a new CUSIP number of 674434 204 in connection with the reverse stock split.

The above description of the Press Release is qualified in its entirety by reference to the Press Release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Amendment to Series A Warrants
99.1	Press Release dated January 3, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
OBLONG, INC.

Date: January 3, 2023                    By:    /s/ Peter Holst
Name: Peter Holst
Title: President & CEO